Digital Media Group, Ltd.

The following persons executed the loan agreement and promissory note pursuant to the recap below:

Name	Loan Amount	Shares Issued
Timothy Shapiro	$50,000.00	500,000
Jeffrey Doynow	$10,000.00	100,000
David Gochman	$10,000.00	100,000

SECURITY ASSIGNMENT

U.S. $000	Atlanta, Georgia
July , 2008

For Value received, this security assignment ("Agreement") is entered into on this 25 day of July 2008 by and between WinSonic Digital Media Group, Ltd. (“WinSonic” or “Obligor”) with his office located at 101 Marietta Street, NW, Suite 2600, Atlanta, Georgia 30303 and NAME residing at ______________ ("NAME " or "Obligee" or “Investor”):

1. Funds Received: For the sum of Dollars ($XXXX) (the “Investment Amount”), WinSonic does hereby promise to issue Investor XXXXX shares of common stock in Winsonic Digital Media Group, Ltd. (“WDMG”) at $.20/share. Obligee acknowledges and accepts that said shares are restricted shares pursuant to Regulation 144 of the Securities Act of 1933, as amended.

2.  Security Assignment: In addition to the above issuance of shares, Obligor hereby grants to Obligee additional XXXXX shares of common stock in Winsonic Digital Media Group, Ltd. (“WDMG”). Obligee acknowledges and accepts that said shares are restricted shares pursuant to Regulation 144 of the Securities Act of 1933, as amended.

3. Warranty of Obligor: Obligor warrants and represents that he has full power and authority to enter into this agreement and that this agreement is not in violation of any other agreement nor of any covenant or restriction contained in any agreement to which Obligor is bound. Obligor further warrants that he has obtained all requisite corporate authority and approval, and has complied with the necessary corporate formalities in entering into this Agreement.

4. Further Documents: Obligor agrees to execute such other and further documents as shall be reasonable necessary or required by Obligee to carry out the provisions of this agreement.

5. Miscellaneous: This agreement shall be governed by Georgia Law and any action to enforce the provisions hereof shall be resolved by binding and expedited Arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) in Fulton County, Georgia, with a limited right of discovery consisting of not more that two depositions and one set each of written requests for admissions, production of documents, form interrogatories and special interrogatories in compliance with the Code of Civil Procedure. In the event any provision hereof is declared to be invalid or unenforceable, the parties agree in good faith to replace said provision with a valid and enforceable provision that as nearly as possible reflects the agreement and intent of the parties hereunder. This Agreement may not be modified except by a written instrument executed by both parties. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives and assigns.

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I ACKNOWLEDGE THAT SUCH SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND SUCH SHARES OF COMMON STOCK MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE COMPANY, IN ITS SOLE DISCRETION, SHALL HAVE THE RIGHT TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH ANY PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

Certificate Name(s):
(Please type or print in block letters)

Tax ID/SS #:

Address (if different):

These signatures of the parties below confirm the foregoing as their entire understanding and agreement, superseding all prior representations, understandings and agreements, written or oral, between the parties.

Executed this _________ day of July 2008.

WinSonic Digital Media Group, Ltd. (Obligor)	NAME (Obligee)

By:	By:
Winston D. Johnson, CEO and Chairman	NAME

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